Exhibit 32 (b)

CERTIFICATION OF PERIODIC REPORT
RULE 1350 CERTIFICATIONS OF CFO

In connection with the Annual Report on Form 10-K of First Citizens Bancshares, Inc. (the "Company") for the year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Financial Officer of the Company, certifies to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

    The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/ Laura Beth Butler
                                            Chief Financial Officer
                                            Date: March 15, 2007